As filed with the Securities and Exchange Commission on August 8, 2008

Registration No. 333-152645

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SECURITY WITH ADVANCED TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	7373	20-1978398
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1722 Boxelder Street, Suite 101

Louisville, Colorado 80027

Telephone: (303) 475-3786

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeffrey G. McGonegal

Chief Executive Officer

Security With Advanced Technology, Inc.

1722 Boxelder Street, Suite 101

Louisville, Colorado 80027

Telephone: (303) 475-3786

(Name, address, including zip code, and telephone number, including area code, of agent for service)

COPIES TO:

Scott M. Stanton, Esq. J. Nathan Jensen, Esq. Morrison & Foerster LLP 12531 High Bluff Drive San Diego, California 92130 (858) 720-5100	Adam J. Agron, Esq. Brownstein Hyatt Farber Schreck, LLP 410 17th Street, 22nd Floor Denver, Colorado 80202 (303) 223-1100

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective and prior to the effective time of the proposed merger described in this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐		Accelerated filer ☐

Non-accelerated filer ☐	(Do not check if a smaller reporting company)	Smaller reporting company ☒

CALCULATION OF REGISTRATION FEE

TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED	AMOUNT TO BE REGISTERED(1)	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(2)	AMOUNT OF REGISTRATION FEE(3)
Common Stock	17,719,799	N/A	$10,016.07	$0.39

(1)	Represents the maximum number of shares of common stock of SWAT issuable in exchange for shares of capital stock of PepperBall in connection with the merger of a SWAT subsidiary with and into PepperBall.

(2)	Estimated solely for the purpose of calculating the registration fee required by Section 6(b) of the Securities Act of 1933, as amended, and computed pursuant to Rule 457(f)(2) of the Securities Act, based on one-third of the par value of the securities SWAT will receive in the merger due to the fact that PepperBall has an accumulated capital deficit, calculated as the product of (i) one-third times (ii) 30,048,200, the total number of PepperBall shares of common stock, Series A preferred stock and Series B preferred stock outstanding, times (iii) $0.001, the par value per share of the PepperBall common stock, Series A preferred stock and Series B preferred stock.

(3)	This fee has been calculated pursuant to Section 6(b) of the Securities Act by multiplying the maximum aggregate offering price by 0.0000393. Pursuant to Rule 457(p) pf the Securities Act, the registered is offsetting the filing fee due in connection with the filing of this Registration Statement by $0.39 of filings fees previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Security With Advanced Technology, Inc. has prepared this Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-152645) for the purpose of increasing the number of shares to be registered and filing with the Securities and Exchange Commission certain exhibits to the Registration Statement. This Amendment No. 1 does not modify any provision of the Joint Proxy Statement/Prospectus that forms a part of the Registration Statement and accordingly such Joint Proxy Statement/Prospectus has not been included herein.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of directors and officers.

SWAT’s articles of incorporation, as amended, and bylaws limit the liability of SWAT’s directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Colorado Business Corporation Act. This limitation of liability may not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

SWAT’s bylaws require that SWAT defend and indemnify its officers and directors to the full extent permitted by Colorado law. Under Colorado law, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because he or she was a director of the corporation against reasonable expenses incurred by him or her in connection with the proceeding. Under Colorado law, a corporation may indemnify an individual who is a party to a proceeding because he or she is or was an officer or director against liability incurred in the proceeding if the officer or director:

•	acted in good faith;

•	if acting in an official capacity, reasonably believed that his or her conduct was in the best interests of the corporation; and

•	in all other cases, reasonably believed that his or her conduct was at least not opposed to the best interests of the corporation.

Under Colorado law, a corporation may not indemnify an officer or director if:

•	in connection with a proceeding by or in the right of the corporation (i.e., a derivative action) in which the director or officer is adjudged liable to the corporation; or

•

in connection with any other proceeding charging that the director or officer derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

Item 21.	Exhibits and Financial Statement Schedules.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated May 27, 2008, by and among PepperBall Technologies, Inc., a Delaware corporation, Security With Advanced Technology, Inc., a Colorado corporation (“SWAT”) and PTI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of SWAT. Certain schedules and exhibits referenced in the Agreement and Plan of Merger and Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request. (15)

3.1	Articles of Incorporation. (8)

3.2	Articles of Amendment to Articles of Incorporation. (8)

3.3	Articles of Amendment to Articles of Incorporation. (14)

3.4	Amended and Restated Bylaws. (8)

3.5	Amended and Restated Certificate of Designation of the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock. (13)

3.6	Second Amended and Restated Certificate of Designation of the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock. (16)

4.1	Specimen Stock Certificate. (8)

4.2	Form of October 2006 Convertible Promissory Note. (4)

4.3	Form of March and April 2007 Convertible Promissory Note. (7)

4.4	Form of Warrant “A” to Purchase Shares of Common Stock at an exercise price of $4.75 per share. (4)

4.5	Form of Warrant “B” to Purchase Shares of Common Stock at an exercise price of $5.00 per share (7)

4.6	Warrant Agreement by and between A4S Security, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into June 2005 and Warrant Certificate. (8)

4.7	Warrant Agreement by and between A4S Security, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into September 29, 2006 and Warrant Certificate. (4)

4.8	Warrant Agreement by and between Security With Advanced Technology, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into March 26, 2007 and Warrant Certificate. (7)

4.9	Warrant Agreement by and between Security With Advanced Technology, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into April 12, 2007 and Warrant Certificate. (14)

4.10	Form of Registration Rights Agreement from December 2007 warrant conversion. (13)

5.1	Legal Opinion of Brownstein Hyatt Farber Schreck, LLP. (1)

10.1*	Employment Agreement between A4S Technologies, Inc. and Gregory Pusey dated March 25, 2005. (8)

10.2*	Employment Agreement between A4S Technologies, Inc. and Jeffrey McGonegal dated March 25, 2005. (8)

10.3*	Employment Agreement between Security With Advanced Technology, Inc. and Scott G. Sutton dated as of December 31, 2006. (14)

Exhibit No.	Description

10.4*	A4S Technologies, Inc. 2004 Stock Incentive Plan, as amended. (8)

10.5	Securities Purchase Agreement entered into September 29, 2006 by and between A4S Security, Inc. and the investors set forth on Schedule I thereto. (4)

10.6	Securities Purchase Agreement entered into March 26, 2007 by and between Security With Advanced Technology, Inc. and the investors set forth on Schedule I thereto. (7)

10.7	Securities Purchase Agreement entered into April 12, 2007 by and between Security With Advanced Technology, Inc. and the investors set forth on Schedule I thereto. (14)

10.8	Form of Subscription Agreement and Letter of Investment Intent (4)

10.9	Registration Rights Agreement entered into as of September 29, 2006 by and among A4S Security, Inc. and the investors signatory thereto. (4)

10.10	First Amendment to Registration Rights Agreement dated December 15, 2006 by and among Security with Advanced Technology and the investors signatory thereto. (6)

10.11	Registration Rights Agreement entered into as of March 26, 2007 by and among A4S Security, Inc. and the investors signatory thereto. (4)

10.12	Registration Rights Agreement entered into as of April 12, 2007 by and among A4S Security, Inc. and the investors signatory thereto. (14)

10.13	Plan of Merger by and among A4S Security, Inc., Vizer Merger Sub, Inc., Vizer Group, Inc., Avurt International, Inc., Sandy Sutton, Scott G. Sutton and Michael Cox, dated September 3, 2006. (9)

10.14	Code of Ethics. (8)

10.15	Registration Rights Agreement dated as of July 10, 2007 by and among Security With Advanced Technology, Inc. and Gary E. Gibson, Roy Urban, Ron Urban and Thomas G. Kotsiopoulos. (10)

10.16	Asset Purchase Agreement dated as of July 10, 2007 by and among Security With Advanced Technology, Inc., PCP Acquisition, Inc., Perfect Circle Projectiles, LLC and Gary E. Gibson. (10)

10.17	Consulting Agreement dated as of July 10, 2007 by and among PCP Acquisition, Inc., Perfect Circle Projectiles, LLC and Gary E. Gibson. (10)

10.18	Patent License Agreement dated as of July 10, 2007 by and between PCP Acquisition, Inc. and Perfect Circle Projectiles, LLC. (10)

10.19	Royalty Agreement dated as of July 10, 2007 by and between PCP Acquisition, Inc. and Perfect Circle Projectiles, LLC. (10)

10.20	Facilities Agreement dated as of July 10, 2007 by and between PCP Acquisition, Inc. and Perfect Circle Projectiles, LLC. (10)

10.21	Confidentiality and Non-Competition Agreement dated as of July 10, 2007 by Perfect Circle Projectiles, LLC and certain key employees of Perfect Circle Projectiles, LLC party thereto, for the benefit of PCP Acquisition, Inc. (10)

10.22	Warrant Conversion Agreement from September 2007 warrant conversion. (12)

10.23	Warrant Conversion Agreement from December 2007 warrant conversion. (13)

10.24	Voting Agreement dated May 27, 2008 by and among Security With Advanced Technology, Inc., PepperBall Technologies, Inc. and Certain Stockholders of PepperBall Technologies, Inc. (15)

10.25	Voting Agreement dated May 27, 2008 by and among Security With Advanced Technology, Inc., PepperBall Technologies, Inc. and Certain Stockholders of the Company. (15)

Exhibit No.	Description

10.26	Advance Promissory Note dated May 27, 2008 by PepperBall Technologies, Inc. in favor of the Company. (15)

10.27*	Jaycor Tactical Systems, Inc. 2000 Nonqualified Stock Option Plan (16)

10.28*	PepperBall Technologies, Inc. 2000 Stock Option Plan (16)

21.1	Subsidiaries of the Registrant. (1)

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)

23.2**	Consent of GHP Horwath, P.C.

23.3**	Consent of Haskell & White LLP.

24.1**	Powers of Attorney.

*	Management contract or compensatory plan or arrangement.

**	Previously filed.

(1)	Filed herewith.

(2)	Incorporated by reference to the Form 8-K filed on June 22, 2006.

(3)	Incorporated by reference to the Form 8-K filed on September 5, 2006

(4)	Incorporated by reference to the Form 8-K filed on October 3, 2006.

(5)	Incorporated by reference to the Form 8-K filed on October 17, 2006.

(6)	Incorporated by reference to the Registration Statement on Form S-3 filed on January 11, 2007.

(7)	Incorporated by reference to the Form 8-K filed on March 27, 2007.

(8)	Incorporated by reference to the Registration Statement on Form SB-2 (333-124238).

(9)	Incorporated by reference to the Definitive Proxy Statement filed on November 30, 2006.

(10)	Incorporated by reference to the Form 8-K filed on July 13, 2007.

(11)	Incorporated by reference to the Registration Statement on Form S-3 filed on August 27, 2007.

(12)	Incorporated by reference to the Form 8-K filed on October 4, 2007.

(13)	Incorporated by reference to the Form 8-K filed on January 4, 2008.

(14)	Incorporated by reference to the Form 10-KSB filed on April 17, 2007.

(15)	Incorporated by reference to the Form 8-K filed on June 2, 2008.

(16)	Incorporated by reference to the Registration Statement on Form S-4 filed on July 30, 2008.

Item 22.	Undertakings.

The undersigned registrant hereby undertakes:

(1)	That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	That every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)	To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
(4)	To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant had duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Louisville, State of Colorado, on August 8, 2008.

SECURITY WITH ADVANCED TECHNOLOGY, INC., a Colorado corporation

By:	/s/ Jeffrey G. McGonegal
Name:	Jeffrey G. McGonegal
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Name and Signature	Title	Date

/s/ Gregory Pusey Gregory Pusey	Chairman of the board of directors and Secretary	August 8, 2008

/s/ Jeffrey G. McGonegal Jeffrey G. McGonegal	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer and Principal Accounting Officer)	August 8, 2008

* Thomas R. Marinelli	Director	August 8, 2008

* Gail Schoettler	Director	August 8, 2008

* Robert J. Williams	Director	August 8, 2008

* David Welch	Director	August 8, 2008

* By:	/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal Attorney-in-Fact

Exhibits Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated May 27, 2008, by and among PepperBall Technologies, Inc., a Delaware corporation, Security With Advanced Technology, Inc., a Colorado corporation (“SWAT”) and PTI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of SWAT. Certain schedules and exhibits referenced in the Agreement and Plan of Merger and Reorganization have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request. (15)

3.1	Articles of Incorporation. (8)

3.2	Articles of Amendment to Articles of Incorporation. (8)

3.3	Articles of Amendment to Articles of Incorporation. (14)

3.4	Amended and Restated Bylaws. (8)

3.5	Amended and Restated Certificate of Designation of the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock. (13)

3.6	Second Amended and Restated Certificate of Designation of the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock. (16)

4.1	Specimen Stock Certificate. (8)

4.2	Form of October 2006 Convertible Promissory Note. (4)

4.3	Form of March and April 2007 Convertible Promissory Note. (7)

4.4	Form of Warrant “A” to Purchase Shares of Common Stock at an exercise price of $4.75 per share. (4)

4.5	Form of Warrant “B” to Purchase Shares of Common Stock at an exercise price of $5.00 per share (7)

4.6	Warrant Agreement by and between A4S Security, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into June 2005 and Warrant Certificate. (8)

4.7	Warrant Agreement by and between A4S Security, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into September 29, 2006 and Warrant Certificate. (4)

4.8	Warrant Agreement by and between Security With Advanced Technology, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into March 26, 2007 and Warrant Certificate. (7)

4.9	Warrant Agreement by and between Security With Advanced Technology, Inc. and Corporate Stock Transfer, Inc., as Warrant Agent, entered into April 12, 2007 and Warrant Certificate. (14)

4.10	Form of Registration Rights Agreement from December 2007 warrant conversion. (13)

5.1	Legal Opinion of Brownstein Hyatt Farber Schreck, LLP (1)

10.1*	Employment Agreement between A4S Technologies, Inc. and Gregory Pusey dated March 25, 2005. (8)

10.2*	Employment Agreement between A4S Technologies, Inc. and Jeffrey McGonegal dated March 25, 2005. (8)

10.3*	Employment Agreement between Security With Advanced Technology, Inc. and Scott G. Sutton dated as of December 31, 2006. (14)

10.4*	A4S Technologies, Inc. 2004 Stock Incentive Plan, as amended. (8)

Exhibit No.	Description

10.5	Securities Purchase Agreement entered into September 29, 2006 by and between A4S Security, Inc. and the investors set forth on Schedule I thereto. (4)

10.6	Securities Purchase Agreement entered into March 26, 2007 by and between Security With Advanced Technology, Inc. and the investors set forth on Schedule I thereto. (7)

10.7	Securities Purchase Agreement entered into April 12, 2007 by and between Security With Advanced Technology, Inc. and the investors set forth on Schedule I thereto. (14)

10.8	Form of Subscription Agreement and Letter of Investment Intent (4)

10.9	Registration Rights Agreement entered into as of September 29, 2006 by and among A4S Security, Inc. and the investors signatory thereto. (4)

10.10	First Amendment to Registration Rights Agreement dated December 15, 2006 by and among Security with Advanced Technology and the investors signatory thereto. (6)

10.11	Registration Rights Agreement entered into as of March 26, 2007 by and among A4S Security, Inc. and the investors signatory thereto. (4)

10.12	Registration Rights Agreement entered into as of April 12, 2007 by and among A4S Security, Inc. and the investors signatory thereto. (14)

10.13	Plan of Merger by and among A4S Security, Inc., Vizer Merger Sub, Inc., Vizer Group, Inc., Avurt International, Inc., Sandy Sutton, Scott G. Sutton and Michael Cox, dated September 3, 2006. (9)

10.14	Code of Ethics. (8)

10.15	Registration Rights Agreement dated as of July 10, 2007 by and among Security With Advanced Technology, Inc. and Gary E. Gibson, Roy Urban, Ron Urban and Thomas G. Kotsiopoulos. (10)

10.16	Asset Purchase Agreement dated as of July 10, 2007 by and among Security With Advanced Technology, Inc., PCP Acquisition, Inc., Perfect Circle Projectiles, LLC and Gary E. Gibson. (10)

10.17	Consulting Agreement dated as of July 10, 2007 by and among PCP Acquisition, Inc., Perfect Circle Projectiles, LLC and Gary E. Gibson. (10)

10.18	Patent License Agreement dated as of July 10, 2007 by and between PCP Acquisition, Inc. and Perfect Circle Projectiles, LLC. (10)

10.19	Royalty Agreement dated as of July 10, 2007 by and between PCP Acquisition, Inc. and Perfect Circle Projectiles, LLC. (10)

10.20	Facilities Agreement dated as of July 10, 2007 by and between PCP Acquisition, Inc. and Perfect Circle Projectiles, LLC. (10)

10.21	Confidentiality and Non-Competition Agreement dated as of July 10, 2007 by Perfect Circle Projectiles, LLC and certain key employees of Perfect Circle Projectiles, LLC party thereto, for the benefit of PCP Acquisition, Inc. (10)

10.22	Warrant Conversion Agreement from September 2007 warrant conversion. (12)

10.23	Warrant Conversion Agreement from December 2007 warrant conversion. (13)

10.24	Voting Agreement dated May 27, 2008 by and among Security With Advanced Technology, Inc., PepperBall Technologies, Inc. and Certain Stockholders of PepperBall Technologies, Inc. (15)

10.25	Voting Agreement dated May 27, 2008 by and among the Security With Advanced Technology, Inc., PepperBall Technologies, Inc. and Certain Stockholders of the Company. (15)

Exhibit No.	Description

10.26	Advance Promissory Note dated May 27, 2008 by PepperBall Technologies, Inc. in favor of the Company. (15)

10.27*	Jaycor Tactical Systems, Inc. 2000 Nonqualified Stock Option Plan (16)

10.28*	PepperBall Technologies, Inc. 2000 Stock Option Plan (16)

21.1	Subsidiaries of the Registrant. (1)

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)

23.2**	Consent of GHP Horwath, P.C.

23.3**	Consent of Haskell & White LLP.

24.1**	Powers of Attorney.

*	Management contract or compensatory plan or arrangement.

**	Previously filed.

(1)	Filed herewith.

(2)	Incorporated by reference to the Form 8-K filed on June 22, 2006.

(3)	Incorporated by reference to the Form 8-K filed on September 5, 2006

(4)	Incorporated by reference to the Form 8-K filed on October 3, 2006.

(5)	Incorporated by reference to the Form 8-K filed on October 17, 2006.

(6)	Incorporated by reference to the Registration Statement on Form S-3 filed on January 11, 2007.

(7)	Incorporated by reference to the Form 8-K filed on March 27, 2007.

(8)	Incorporated by reference to the Registration Statement on Form SB-2 (333-124238).

(9)	Incorporated by reference to the Definitive Proxy Statement filed on November 30, 2006.

(10)	Incorporated by reference to the Form 8-K filed on July 13, 2007.

(11)	Incorporated by reference to the Registration Statement on Form S-3 filed on August 27, 2007.

(12)	Incorporated by reference to the Form 8-K filed on October 4, 2007.

(13)	Incorporated by reference to the Form 8-K filed on January 4, 2008.

(14)	Incorporated by reference to the Form 10-KSB filed on April 17, 2007.

(15)	Incorporated by reference to the Form 8-K filed on June 2, 2008.

(16)	Incorporated by reference to the Registration Statement on Form S-4 filed on July 30, 2008.